UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2010

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (585) 678-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 25, 2010, Constellation Brands, Inc., a Delaware corporation (the “Company”), certain of the Company’s subsidiaries as guarantors, JPMorgan Chase Bank, N.A., in its capacity as administrative agent and issuing lender (the “Administrative Agent”), Bank of America, N.A., in its capacity as swingline lender, The Bank of Nova Scotia, in its capacity as issuing lender, and JP Morgan Securities Inc., CoBank, ACB, Banc of America Securities LLC, and Rabobank Nederland, as joint bookrunners, entered into a third amendment (the “Amendment”) to the Credit Agreement dated as of June 5, 2006 and amended as of February 23, 2007 and November 19, 2007 (the “2006 Credit Agreement”) entered into among the Company, as Borrower, the subsidiary guarantors party thereto, the Administrative Agent, certain other agents, book-runners and arrangers and certain other lenders. The Company described the material terms of the 2006 Credit Agreement and related matters in Item 1.01 of its Current Reports on Form 8-K filed on June 9, 2006 and February 23, 2007, and incorporates those descriptions herein by this reference, appropriately modified as set forth below.

Among other things, the Amendment:

•	Extended the maturity date with respect to $650.0 million of the revolving credit facility under the 2006 Credit Agreement (the “Extended Revolving Facility”) from June 5, 2011 to June 5, 2013;

•	Reduced the total revolving loan commitments from $900.0 million to $842.0 million until June 5, 2011, on which date the total revolving loan commitments will equal $650.0 million;

•

Extended the maturity date of $300.0 million of the tranche B term loan under the 2006 Credit Agreement (the “Extended Tranche B Loan”) from June 5, 2013 to June 5, 2015, with the effect being that the required principal payments of the Tranche B Facility are as follows:

Fiscal Year	Aggregate Tranche B Principal Payments

2011	$0
2012	$5,556,163
2013	$466,353,650
2014	$465,075,568
2015	$146,250,000
2016	$144,750,000

$1,227,985,381

•	Increased each margin applicable to the Extended Revolving Facility and the Extended Tranche B Loan by 1.25%;

•

Permits the Company to make an optional prepayment of its 8 1/8% Senior Subordinated Notes due January 15, 2012 (the “2012 Senior Subordinated Notes”) and to use proceeds from borrowings under the Company’s revolving credit facility to prepay the 2012 Senior Subordinated Notes;

•

Excludes non-cash impairment or restructuring charges and other non-cash charges that are non-recurring from the calculation of the Company’s consolidated net income used to determine the amount of certain restricted payments the Company is entitled to make; and

•	Extends until June 5, 2014 the Company’s ability to request that lenders offer to enter into commitments to make incremental term loans to the Company.

Certain of the lenders, the Administrative Agent and certain other parties under the 2006 Credit Agreement, as amended, were lenders, agents and parties under the Company’s prior credit agreement, and certain of such lenders, the Administrative Agent and other parties under the 2006 Credit Agreement, as amended, and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses.

The description of the Amendment to the 2006 Credit Agreement set forth above is qualified in its entirety by the actual terms of the Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 26, 2010, the Company issued a news release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

References to the Company’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01.	Other Events.

The Company intends to give notice on January 26, 2010 that it will exercise its option to redeem all $250.0 million of its outstanding 2012 Senior Subordinated Notes. The notice will be given to The Bank of New York Mellon Trust Company, National Association, in its capacity as Trustee (the “Trustee”), pursuant to Supplemental Indenture No. 7, dated as of January 23, 2002 (the “Supplemental Indenture”), between the Company, certain subsidiary guarantors, and the Trustee, under which the 2012 Senior Subordinated Notes were issued. The redemption price for the 2012 Senior Subordinated Notes will be 100.0% of their principal amount, and the redemption date will be February 25, 2010. The Supplemental Indenture requires the Trustee to give notice of the redemption to the holders of the 2012 Senior Subordinated Notes. Upon the giving of such notice, the 2012 Senior Subordinated Notes will become due and payable on the specified redemption date. The Company expects to pay the redemption price from borrowings under its revolving credit facility under the 2006 Credit Agreement and cash on hand. Once the 2012 Senior Subordinated Notes have been redeemed, the Supplemental Indenture and the Indenture dated as of February 25, 1999 delivered by the Company to the Trustee, to the extent that it relates to the 2012 Senior Subordinated Notes, will be satisfied and discharged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Amendment No. 3, dated as of January 25, 2010, to the Credit Agreement, dated as of June 5, 2006, among Constellation Brands, Inc., the Subsidiary Guarantors referred to on the signature pages to such Amendment No. 3, JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent and Issuing Lender, Bank of America, N.A., in its capacity as Swingline Lender, The Bank of Nova Scotia, in its capacity as Issuing Lender, JPMorgan Securities Inc., in its capacity as joint bookrunner, CoBank, ACB, in its capacity as joint bookrunner, Banc of America Securities LLC, in its capacity as joint bookrunner and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch in its capacity as joint bookrunner.

99.1	News Release of Constellation Brands, Inc. dated January 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2010	CONSTELLATION BRANDS, INC.

	By:	/s/ ROBERT RYDER
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

(4.1)	Amendment No. 3, dated as of January 25, 2010, to the Credit Agreement, dated as of June 5, 2006, among Constellation Brands, Inc., the Subsidiary Guarantors referred to on the signature pages to such Amendment No. 3, JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent and Issuing Lender, Bank of America, N.A., in its capacity as Swingline Lender, The Bank of Nova Scotia, in its capacity as Issuing Lender, JPMorgan Securities Inc., in its capacity as joint bookrunner, CoBank, ACB, in its capacity as joint bookrunner, Banc of America Securities LLC, in its capacity as joint bookrunner and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch in its capacity as joint bookrunner.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated January 26, 2010.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.